UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT Investors Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio manager provides a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value June 30, 2015
Class IA: $17.38	Class IB: $17.34

Total return at net asset value
			S&P 500
(as of 6/30/15)	Class IA shares*	Class IB shares*	Index

6 months	1.49%	1.39%	1.23%

1 year	7.10	6.82	7.42

5 years	128.05	125.17	122.47
Annualized	17.93	17.63	17.34

10 years	95.81	90.87	113.77
Annualized	6.95	6.68	7.89

Life	103.17	95.27	155.26
Annualized	4.22	3.98	5.61

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Investors Fund 1

Report from your fund’s manager

How would you describe conditions for U.S. stock market investors during the six-month reporting period ended June 30, 2015?

U.S. stocks advanced slightly for the period, and investors were concerned about the effects of an unusually harsh winter on U.S. economic growth, the impact of a strong U.S. dollar on corporate profits, and plummeting oil prices. Despite these worries, the bull market for U.S. stocks marked its sixth anniversary in March. However, the market overall has not been very powerful in 2015, and there has been very little drama. That is, growth has been tepid, volatility has been relatively low, and we have not seen any of the meaningful market disruptions that can create compelling investment opportunities. In this environment, I have been focused on fundamental research; adding, selling, and trimming holdings when appropriate; and looking for areas where stocks are still attractively valued.

How did the portfolio perform in this environment?

I am pleased to report that the portfolio outperformed its benchmark, the S&P 500 Index, for the period. The portfolio’s class IA shares delivered a return of 1.49%, while the benchmark returned 1.23%. Among the top contributors to performance were the stocks of Coty, a beauty products manufacturer; JPMorgan Chase, a financial services company; and AMAG Pharmaceuticals, a specialty drug company. Holdings that detracted from performance included semiconductor company Micron Technology; online retailer Alibaba Group Holding; and data storage company Western Digital.

After more than six years of market gains, have attractive valuations been hard to find?

Yes, and the main question for equity investors today is where are the excesses in the market? I would say that stocks have become expensive — and in some cases valuations have been stretched — in about 8 of the 10 sectors that I research. The two undervalued sectors, energy and financials, have not been expensive at all. I have found the energy sector very interesting, although we must proceed with caution because there is still potential for extreme volatility in the sector. I have been focusing on E&P [exploration and production] companies with solid oil and gas assets, decent balance sheets, and cost structures that I believe can help them weather the current challenges in the sector.

What other sectors have been capturing your attention?

In financials, I have been studying and adding to positions in large lending institutions and multinational banks. I believe their earnings power, after being challenged by regulatory pressures, should improve now that the Federal Reserve has completed its stress tests and approved capital plans for the largest U.S. banks. In addition, I believe lending institutions should benefit in a rising-interest-rate environment, which is likely on the horizon.

The aerospace and defense sector has also been attractive to me. Here, I have been focused on well-managed, large-cap companies that are poised to benefit from an increase in defense spending by the U.S. government.

What are the biggest risks for U.S. stock market investors today?

Some may view this as a good problem, but what if we don’t have a market pullback, economic growth continues in a low-interest-rate environment, and stocks continue to work their way higher? Would these conditions push equities to unreasonable levels? I don’t believe valuations are too stretched yet, but in my view, this is an important potential risk. A market correction in the near term could be preferable to trying to navigate the top of a market bubble down the road, and a wider range of attractive valuation opportunities would be welcome.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Gerard P. Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Investors Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.69%	0.94%

Annualized expense ratio for the six-month period
ended 6/30/15	0.69%	0.94%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.45	$4.69	$3.46	$4.71

Ending value
(after expenses)	$1,014.90	$1,013.90	$1,021.37	$1,020.13

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Investors Fund 3

The fund’s portfolio 6/30/15 (Unaudited)

COMMON STOCKS (98.0%)*	Shares	Value

Aerospace and defense (4.6%)
Airbus Group SE (France)	2,641	$171,359

Boeing Co. (The)	8,000	1,109,760

Bombardier, Inc. Class B (Canada)	150,700	271,477

General Dynamics Corp.	9,200	1,303,548

Honeywell International, Inc.	7,627	777,725

L-3 Communications Holdings, Inc.	7,824	887,085

Northrop Grumman Corp.	12,000	1,903,560

Raytheon Co.	4,900	468,832

Spirit AeroSystems Holdings, Inc. Class A †	7,300	402,303

TransDigm Group, Inc. †	1,200	269,604

United Technologies Corp.	8,110	899,642

		8,464,895
Airlines (0.8%)
Alaska Air Group, Inc.	4,300	277,049

Southwest Airlines Co.	26,600	880,194

Spirit Airlines, Inc. †	2,400	149,040

United Continental Holdings, Inc. †	3,100	164,331

		1,470,614
Auto components (1.1%)
Delphi Automotive PLC (United Kingdom)	8,800	748,792

Goodyear Tire & Rubber Co. (The)	7,800	235,170

Lear Corp.	5,200	583,752

Magna International, Inc. (Canada)	7,800	437,502

		2,005,216
Automobiles (0.2%)
General Motors Co.	13,800	459,954

		459,954
Banks (7.9%)
Bank of America Corp.	116,242	1,978,439

Citigroup, Inc.	35,257	1,947,597

JPMorgan Chase & Co.	73,827	5,002,518

KeyCorp	20,800	312,416

PNC Financial Services Group, Inc.	6,800	650,420

Regions Financial Corp.	38,400	397,824

SunTrust Banks, Inc.	11,400	490,428

Wells Fargo & Co.	68,450	3,849,628

		14,629,270
Beverages (1.8%)
Coca-Cola Co. (The)	11,800	462,914

Coca-Cola Enterprises, Inc.	5,500	238,920

Dr. Pepper Snapple Group, Inc.	12,200	889,380

PepsiCo, Inc.	19,720	1,840,665

		3,431,879
Biotechnology (4.1%)
AMAG Pharmaceuticals, Inc. † S	11,837	817,463

Amgen, Inc.	10,863	1,667,688

Biogen, Inc. †	3,000	1,211,820

Celgene Corp. †	14,200	1,643,437

Gilead Sciences, Inc.	17,000	1,990,360

United Therapeutics Corp. †	1,500	260,925

		7,591,693
Building products (0.3%)
CaesarStone Sdot-Yam, Ltd. (Israel)	4,591	314,667

Masco Corp.	8,600	229,362

		544,029
Capital markets (3.6%)
Bank of New York Mellon Corp. (The)	13,100	549,807

Blackstone Group LP (The)	8,900	363,743

Carlyle Group LP (The)	25,809	726,523

COMMON STOCKS (98.0%)* cont.	Shares	Value

Capital markets cont.
Charles Schwab Corp. (The)	13,100	$427,715

Goldman Sachs Group, Inc. (The)	9,020	1,883,286

KKR & Co. LP	15,200	347,320

Legg Mason, Inc.	7,700	396,781

Morgan Stanley	23,900	927,081

State Street Corp.	12,800	985,600

		6,607,856
Chemicals (1.9%)
Axalta Coating Systems, Ltd. †	738	24,413

Dow Chemical Co. (The)	11,501	588,506

E.I. du Pont de Nemours & Co.	8,000	511,600

Huntsman Corp.	14,100	311,187

LyondellBasell Industries NV Class A	7,900	817,808

Monsanto Co.	5,600	596,904

Sherwin-Williams Co. (The)	1,500	412,530

Symrise AG (Germany)	4,944	306,843

		3,569,791
Commercial services and supplies (0.8%)
KAR Auction Services, Inc.	7,993	298,938

MiX Telematics, Ltd. ADR (South Africa) †	14,967	116,593

Tyco International PLC	8,100	311,688

Waste Management, Inc.	10,800	500,580

West Corp.	9,300	279,930

		1,507,729
Communications equipment (1.9%)
Cisco Systems, Inc.	70,641	1,939,802

QUALCOMM, Inc.	23,800	1,490,594

		3,430,396
Consumer finance (1.0%)
Capital One Financial Corp.	10,800	950,076

Discover Financial Services	17,100	985,302

		1,935,378
Containers and packaging (0.4%)
Berry Plastics Group, Inc. †	8,910	288,684

Sealed Air Corp.	8,600	441,868

		730,552
Diversified financial services (0.5%)
Berkshire Hathaway, Inc. Class B †	3,730	507,690

Voya Financial, Inc.	9,300	432,171

		939,861
Diversified telecommunication services (1.5%)
AT&T, Inc.	18,620	661,382

CenturyLink, Inc.	5,900	173,342

Iridium Communications, Inc. † S	31,537	286,671

Verizon Communications, Inc.	33,650	1,568,427

		2,689,822
Electric utilities (1.1%)
Duke Energy Corp.	5,000	353,100

Edison International	8,100	450,198

Entergy Corp.	9,700	683,850

Exelon Corp.	16,800	527,856

		2,015,004
Electronic equipment, instruments, and components (0.4%)
CDW Corp. of Delaware	5,112	175,239

Corning, Inc.	31,900	629,387

		804,626
Energy equipment and services (1.6%)
Cameron International Corp. †	6,900	361,353

Halliburton Co.	20,400	878,628

Nabors Industries, Ltd.	25,000	360,750

Schlumberger, Ltd.	16,184	1,394,899

		2,995,630

4 Putnam VT Investors Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value

Food and staples retail (3.1%)
Costco Wholesale Corp.	6,000	$810,360

CVS Health Corp.	22,080	2,315,750

Kroger Co. (The)	20,200	1,464,702

Wal-Mart Stores, Inc.	11,500	815,695

Walgreens Boots Alliance, Inc.	3,700	312,428

		5,718,935
Food products (0.7%)
Archer-Daniels-Midland Co.	8,700	419,514

JM Smucker Co. (The)	1,700	184,297

Keurig Green Mountain, Inc.	2,800	214,564

Pinnacle Foods, Inc.	10,500	478,170

		1,296,545
Gas utilities (0.2%)
UGI Corp.	9,200	316,940

		316,940
Health-care equipment and supplies (1.3%)
Becton Dickinson and Co.	2,900	410,785

Edwards Lifesciences Corp. †	3,100	441,533

Medtronic PLC	12,567	931,215

Stryker Corp.	7,200	688,104

Teladoc, Inc. †	365	6,935

		2,478,572
Health-care providers and services (3.9%)
Aetna, Inc.	6,700	853,982

AmerisourceBergen Corp.	6,300	669,942

Anthem, Inc.	6,500	1,066,910

Cardinal Health, Inc.	9,300	777,945

Cigna Corp.	4,600	745,200

Express Scripts Holding Co. †	3,300	293,502

HCA Holdings, Inc. †	11,600	1,052,352

Humana, Inc.	2,900	554,712

UnitedHealth Group, Inc.	9,400	1,146,800

		7,161,345
Health-care technology (—%)
Press Ganey Holdings, Inc. †	3,227	92,518

		92,518
Hotels, restaurants, and leisure (1.5%)
Intrawest Resorts Holdings, Inc. †	5,107	59,343

Las Vegas Sands Corp. S	11,100	583,527

McDonald’s Corp.	4,730	449,681

Penn National Gaming, Inc. †	30,000	550,500

Starbucks Corp.	7,400	396,751

Wyndham Worldwide Corp.	4,400	360,404

Yum! Brands, Inc.	3,600	324,288

		2,724,494
Household durables (0.4%)
New Home Co., Inc. (The) †	17,392	299,664

Tupperware Brands Corp.	5,700	367,878

		667,542
Household products (1.3%)
Edgewell Personal Care Co. ##	1,800	175,680

Energizer Holdings, Inc.	2,800	368,340

Kimberly-Clark Corp.	4,100	434,477

Procter & Gamble Co. (The)	18,450	1,443,528

		2,422,025
Independent power and renewable electricity producers (0.3%)
NRG Energy, Inc.	21,700	496,496

		496,496
Industrial conglomerates (1.7%)
3M Co.	9,000	1,388,700

Danaher Corp. S	6,200	530,658

COMMON STOCKS (98.0%)* cont.	Shares	Value

Industrial conglomerates cont.
General Electric Co.	39,620	$1,052,703

Siemens AG (Germany)	2,362	237,916

		3,209,977
Insurance (2.8%)
American International Group, Inc.	27,533	1,702,090

Assured Guaranty, Ltd.	11,700	280,683

Genworth Financial, Inc. Class A †	11,200	84,784

Hartford Financial Services Group, Inc. (The)	16,000	665,120

Lincoln National Corp.	10,800	639,576

MetLife, Inc.	13,348	747,355

Prudential PLC (United Kingdom)	10,708	257,842

Travelers Cos., Inc. (The)	7,700	744,282

		5,121,732
Internet and catalog retail (1.1%)
Amazon.com, Inc. †	1,865	809,578

Expedia, Inc.	4,500	492,075

FabFurnish GmbH (acquired 8/2/13, cost $4)
(Private) (Brazil) † ΔΔ F	3	3

Global Fashion Holding SA (acquired 8/2/13,
cost $219,415) (Private) (Brazil) † ΔΔ F	5,179	134,578

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $4) (Private) (Brazil) † ΔΔ F	3	3

New Middle East Other Assets GmbH
(acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1

Priceline Group, Inc. (The) †	600	690,822

		2,127,060
Internet software and services (2.3%)
Alibaba Group Holding, Ltd. ADR (China) † S	7,242	595,799

eBay, Inc. †	11,600	698,784

Facebook, Inc. Class A †	10,100	866,227

Google, Inc. Class C †	3,518	1,831,154

Yahoo!, Inc. †	8,700	341,823

		4,333,787
IT Services (2.6%)
Amdocs, Ltd.	5,300	289,327

Computer Sciences Corp.	12,800	840,192

DST Systems, Inc.	3,886	489,558

IBM Corp.	8,080	1,314,293

MasterCard, Inc. Class A	7,000	654,360

Visa, Inc. Class A	12,400	832,660

Xerox Corp.	35,000	372,400

		4,792,790
Life sciences tools and services (0.2%)
Agilent Technologies, Inc.	6,000	231,480

Waters Corp. †	1,400	179,732

		411,212
Machinery (1.1%)
Caterpillar, Inc.	3,600	305,352

Deere & Co. S	6,400	621,120

Parker Hannifin Corp.	4,900	570,017

Trinity Industries, Inc.	20,267	535,657

		2,032,146
Media (3.7%)
Comcast Corp. Class A	27,570	1,658,060

DIRECTV †	6,000	556,740

DISH Network Corp. Class A †	7,200	487,512

Omnicom Group, Inc.	6,200	430,838

Time Warner Cable, Inc.	3,400	605,778

Time Warner, Inc.	11,000	961,510

Time, Inc.	1,850	42,569

Putnam VT Investors Fund 5

COMMON STOCKS (98.0%)* cont.	Shares	Value

Media cont.
Twenty-First Century Fox, Inc.	17,500	$569,538

Walt Disney Co. (The)	13,800	1,575,132

		6,887,677
Metals and mining (0.4%)
Freeport-McMoRan, Inc. (Indonesia)	11,700	217,854

Nucor Corp.	7,900	348,153

United States Steel Corp. S	8,000	164,960

		730,967
Multi-utilities (0.2%)
Public Service Enterprise Group, Inc.	11,100	436,008

		436,008
Multiline retail (1.5%)
Dollar General Corp.	4,100	318,734

Kohl’s Corp.	7,800	488,358

Macy’s, Inc.	14,100	951,327

Target Corp.	12,100	987,723

		2,746,142
Oil, gas, and consumable fuels (5.8%)
Anadarko Petroleum Corp.	10,800	843,048

Apache Corp.	7,000	403,410

Chevron Corp.	2,600	250,822

Devon Energy Corp.	6,200	368,838

Energy Transfer Partners LP	10,200	532,440

EOG Resources, Inc.	6,300	551,565

Exxon Mobil Corp.	35,005	2,912,416

Green Plains Partners LP †	28,414	440,701

Hess Corp.	5,200	347,776

JP Energy Partners LP	13,100	170,300

Memorial Resource Development Corp. †	42,790	811,726

Royal Dutch Shell PLC ADR Class A (United Kingdom)	10,759	613,371

Suncor Energy, Inc. (Canada)	14,700	404,544

Total SA ADR (France) S	19,700	968,649

USD Partners LP	1,692	19,949

Valero Energy Corp.	12,700	795,020

Whiting Petroleum Corp. †	6,772	227,539

		10,662,114
Paper and forest products (0.2%)
International Paper Co.	9,600	456,864

		456,864
Personal products (0.6%)
Avon Products, Inc. S	83,101	520,212

Coty, Inc. Class A †	19,658	628,466

		1,148,678
Pharmaceuticals (5.9%)
AbbVie, Inc.	5,310	356,779

Allergan PLC †	2,026	614,810

Bristol-Myers Squibb Co.	9,100	605,514

Eli Lilly & Co.	6,300	525,987

Jazz Pharmaceuticals PLC †	1,946	342,632

Johnson & Johnson	23,730	2,312,726

Merck & Co., Inc.	22,800	1,298,004

Mylan NV †	6,800	461,448

Perrigo Co. PLC	4,100	757,803

Pfizer, Inc.	76,686	2,571,282

Shire PLC ADR (United Kingdom)	2,800	676,172

Zoetis, Inc.	7,200	347,184

		10,870,341
Real estate investment trusts (REITs) (1.2%)
Armada Hoffler Properties, Inc. R	52,354	523,016

Easterly Government Properties, Inc. R	51,016	812,175

Hannon Armstrong Sustainable Infrastructure
Capital, Inc. R	14,540	291,527

COMMON STOCKS (98.0%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Kimco Realty Corp. R	11,400	$256,956

Rayonier, Inc. R	11,100	283,605

		2,167,279
Real estate management and development (0.2%)
Marcus & Millichap, Inc. †	6,966	321,411

		321,411
Road and rail (0.8%)
Union Pacific Corp.	15,100	1,440,087

		1,440,087
Semiconductors and semiconductor equipment (2.9%)
Avago Technologies, Ltd.	2,900	385,497

Broadcom Corp. Class A	7,700	396,473

Canadian Solar, Inc. (Canada) †	5,900	168,740

Intel Corp.	51,020	1,551,773

Lam Research Corp.	4,800	390,480

Marvell Technology Group, Ltd.	23,400	308,529

Maxim Integrated Products, Inc.	8,200	283,515

Micron Technology, Inc. †	30,800	580,272

NVIDIA Corp. S	19,800	398,178

Texas Instruments, Inc.	15,900	819,009

		5,282,466
Software (4.7%)
Activision Blizzard, Inc.	15,400	372,834

Autodesk, Inc. †	4,700	235,353

Cadence Design Systems, Inc. † S	12,500	245,750

Electronic Arts, Inc. †	11,800	784,700

Microsoft Corp.	83,950	3,706,393

Oracle Corp.	50,230	2,024,269

Red Hat, Inc. †	4,300	326,499

Symantec Corp.	22,200	516,150

TiVo, Inc. †	23,000	233,220

TubeMogul, Inc. †	20,219	288,930

		8,734,098
Specialty retail (3.0%)
Bed Bath & Beyond, Inc. †	6,200	427,676

Best Buy Co., Inc.	13,100	427,191

Gap, Inc. (The)	12,200	465,674

Home Depot, Inc. (The)	14,500	1,611,385

Lowe’s Cos., Inc.	17,400	1,165,278

Michaels Cos., Inc. (The) †	18,695	503,082

Sally Beauty Holdings, Inc. †	7,600	240,008

Select Comfort Corp. †	5,797	174,316

TJX Cos., Inc. (The)	8,400	555,828

		5,570,438
Technology hardware, storage, and peripherals (5.6%)
Apple, Inc.	60,083	7,535,908

EMC Corp.	42,300	1,116,297

Hewlett-Packard Co.	25,916	777,739

NetApp, Inc.	5,400	170,424

SanDisk Corp.	2,500	145,550

Western Digital Corp.	8,900	697,938

		10,443,856
Textiles, apparel, and luxury goods (0.7%)
Coach, Inc.	7,700	266,497

NIKE, Inc. Class B	9,700	1,047,794

		1,314,291
Tobacco (0.6%)
Altria Group, Inc.	8,500	415,735

Philip Morris International, Inc.	9,333	748,227

		1,163,962

Total common stocks (cost $133,147,180)		$181,604,990

6 Putnam VT Investors Fund

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value

Allergan PLC 5.50% cv. pfd.	430	$448,309

American Tower Corp. $5.50 cv. pfd. R	4,021	401,095

Iridium Communications, Inc. 7.00% cv. pfd.	3,770	408,103

Total convertible preferred stocks (cost $1,209,100)		$1,257,507

SHORT-TERM INVESTMENTS (3.7%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	4,039,375	$4,039,375

Putnam Short Term Investment Fund 0.10% L	2,867,441	2,867,441

Total short-term investments (cost $6,906,816)		$6,906,816

Total investments (cost $141,263,096)		$189,769,313

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $185,263,708.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $134,585, or 0.1% of net assets.

## Forward commitment, in part or in entirety (Note 1).

###When-issued security (Note 1).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $383,808 to cover when-issued securities and the settlement of certain securities.

WHEN-ISSUED SECURITIES SOLD
at 6/30/15 (Unaudited)
COMMON STOCKS (—%)*	Shares	Value

Chemicals (—%)
Chemours Co. (The) † ###	1,595	$25,520

Total when-issued securities sold (proceeds receivable $27,755)		$25,520

Putnam VT Investors Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$24,368,229	$—	$134,585

Consumer staples	15,182,024	—	—

Energy	13,657,744	—	—

Financials	31,722,787	—	—

Health care	28,605,681	—	—

Industrials	18,669,477	—	—

Information technology	37,822,019	—	—

Materials	5,488,174	—	—

Telecommunication services	2,689,822	—	—

Utilities	3,264,448	—	—

Total common stocks	181,470,405	—	134,585

Convertible preferred stocks	—	1,257,507	—

Short-term investments	2,867,441	4,039,375	—

Totals by level	$184,337,846	$5,296,882	$134,585

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

When-issued securities sold	$(25,520)	$—	$—

Totals by level	$(25,520)	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Investors Fund

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value, including $3,988,549 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $134,356,280)	$182,862,497

Affiliated issuers (identified cost $6,906,816) (Notes 1 and 5)	6,906,816

Dividends, interest and other receivables	414,214

Receivable for shares of the fund sold	442,862

Receivable for investments sold	491,093

Total assets	191,117,482

Liabilities

Payable to custodian	87,564

Payable for investments purchased	871,579

Payable for purchases of delayed delivery securities (Note 1)	179,212

Payable for shares of the fund repurchased	328,403

Payable for compensation of Manager (Note 2)	84,709

Payable for custodian fees (Note 2)	8,903

Payable for investor servicing fees (Note 2)	20,885

Payable for Trustee compensation and expenses (Note 2)	140,880

Payable for administrative services (Note 2)	576

Payable for distribution fees (Note 2)	22,694

When-issued securities sold, at value (proceeds receivable $27,755) (Note 1)	25,520

Collateral on securities loaned, at value (Note 1)	4,039,375

Other accrued expenses	43,474

Total liabilities	5,853,774

Net assets	$185,263,708

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$133,215,677

Undistributed net investment income (Note 1)	812,225

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,727,678

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	48,508,128

Total — Representing net assets applicable to capital shares outstanding	$185,263,708

Computation of net asset value Class IA

Net assets	$76,116,609

Number of shares outstanding	4,379,264

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.38

Computation of net asset value Class IB

Net assets	$109,147,099

Number of shares outstanding	6,293,486

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.34

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 9

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Dividends (net of foreign tax of $10,919)	$1,932,326

Interest (including interest income of $433 from investments in affiliated issuers) (Note 5)	433

Securities lending (Note 1)	35,347

Total investment income	1,968,106

Expenses

Compensation of Manager (Note 2)	521,848

Investor servicing fees (Note 2)	67,354

Custodian fees (Note 2)	11,596

Trustee compensation and expenses (Note 2)	5,708

Distribution fees (Note 2)	139,779

Administrative services (Note 2)	1,913

Other	47,558

Total expenses	795,756

Expense reduction (Note 2)	(4,279)

Net expenses	791,477

Net investment income	1,176,629

Net realized gain on investments (Notes 1 and 3)	16,315,459

Net realized gain on foreign currency transactions (Note 1)	730

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(84)

Net unrealized depreciation of investments and when-issued securities during the period	(14,627,605)

Net gain on investments	1,688,500

Net increase in net assets resulting from operations	$2,865,129

Statement of changes in net assets
	Six months ended	Year ended
	6/30/15*	12/31/14

Decrease in net assets

Operations:

Net investment income	$1,176,629	$2,518,347

Net realized gain on investments and foreign currency transactions	16,316,189	30,714,477

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(14,627,689)	(6,579,008)

Net increase in net assets resulting from operations	2,865,129	26,653,816

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,126,092)	(1,206,899)

Class IB	(1,283,375)	(1,464,107)

Decrease from capital share transactions (Note 4)	(14,389,253)	(38,960,286)

Total decrease in net assets	(13,933,591)	(14,977,476)

Net assets:

Beginning of period	199,197,299	214,174,775

End of period (including undistributed net investment income of $812,225 and $2,045,063, respectively)	$185,263,708	$199,197,299

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Investors Fund

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$17.37	.12	.14	.26	(.25)	(.25)	$17.38	1.49 *	$76,117	.34*	.68*	25*

12/31/14	15.43	.22	1.95	2.17	(.23)	(.23)	17.37	14.25	81,862.72		1.39	50

12/31/13	11.59	.19	3.88	4.07	(.23)	(.23)	15.43	35.52	86,433.73		1.39	83

12/31/12	10.05	.19	1.52	1.71	(.17)	(.17)	11.59	17.06	75,932.74		1.76	60

12/31/11	10.15	.14	(.10)	.04	(.14)	(.14)	10.05	.29	75,974.73		1.40	55

12/31/10	9.01	.12	1.15	1.27	(.13)	(.13)	10.15	14.24	88,583.73		1.28	85

Class IB

6/30/15†	$17.30	.10	.14	.24	(.20)	(.20)	$17.34	1.39 *	$109,147	.46*	.56*	25*

12/31/14	15.37	.18	1.94	2.12	(.19)	(.19)	17.30	13.91	117,335.97		1.14	50

12/31/13	11.55	.15	3.86	4.01	(.19)	(.19)	15.37	35.12	127,742.98		1.15	83

12/31/12	10.01	.17	1.51	1.68	(.14)	(.14)	11.55	16.83	143,525.99		1.50	60

12/31/11	10.11	.12	(.11)	.01	(.11)	(.11)	10.01	.04	157,406.98		1.15	55

12/31/10	8.98	.09	1.15	1.24	(.11)	(.11)	10.11	13.92	185,088.98		1.03	85

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 11

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT Investors Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments

12 Putnam VT Investors Fund

from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,039,375 and the value of securities loaned amounted to $3,988,549.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $11,636,264 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$11,636,264	N/A	$11,636,264	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $143,214,267, resulting in gross unrealized appreciation and depreciation of $52,055,032 and $5,499,986, respectively, or net unrealized appreciation of $46,555,046.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 36.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

Putnam VT Investors Fund 13

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$27,861
Class IB	39,493

Total	$67,354

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $4,279 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $110, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$139,779

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$48,197,354	$64,409,774

U.S. government securities (Long-term)	—	—

When-issued securities sold	—	27,755

Total	$48,197,354	$64,437,529

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	60,918	$1,061,546	102,727	$1,681,064	258,241	$4,553,449	139,615	$2,288,617

Shares issued in connection with
reinvestment of distributions	64,644	1,126,092	78,066	1,206,899	73,800	1,283,375	94,826	1,464,107

	125,562	2,187,638	180,793	2,887,963	332,041	5,836,824	234,441	3,752,724

Shares repurchased	(460,198)	(8,070,308)	(1,068,589)	(17,109,993)	(819,910)	(14,343,407)	(1,764,816)	(28,490,980)

Net decrease	(334,636)	$(5,882,670)	(887,796)	$(14,222,030)	(487,869)	$(8,506,583)	(1,530,375)	$(24,738,256)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$—	$16,235,482	$13,368,041	$433	$2,867,441

Total	$—	$16,235,482	$13,368,041	$433	$2,867,441

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

14 Putnam VT Investors Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses

Putnam VT Investors Fund 15

exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

16 Putnam VT Investors Fund

For the three-year period ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 210, 192 and 175 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients.

Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT Investors Fund 17

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18 Putnam VT Investors Fund

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Putnam VT Investors Fund 19

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20 Putnam VT Investors Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Investors Fund 21

This report has been prepared for the shareholders		H516
of Putnam VT Investors Fund.	VTSA012 295632	8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015